June 7, 2018

Supplement to the Miller Income Fund
Prospectus, Statement of Additional Information and Summary Prospectus
each dated January 31, 2018

Miller Income Fund
Class A	LMCJX
Class C	LCMNX
Class FI	LMCKX
Class I	LMCLX
Class IS	LMCMX

This supplement is being provided to inform you that effective July 1, 2018, Appendix A to the Fund’s Prospectus - Financial Intermediary Sales Charge Variations is supplemented to add the language as shown below. All references in the Prospectus, Statement of Additional Information, and Summary Prospectus to such Appendix A shall refer to the Appendix A as hereby amended.

Morgan Stanley Wealth Management (“Morgan Stanley”)

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Shares purchased through a Morgan Stanley self-directed brokerage account
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

In addition, the following sections in the Prospectus are revised as shown below:

Footnote 1 to the Class A shares, sales charge breakpoint table on Page 35 is replaced with the following:
[1]
A Financial Intermediary may be paid a commission on Fund purchases of $1 million or more of up to 1.00%. Starting in the thirteenth month after purchase, these purchases will incur the annual distribution and service fee of up to 0.25%, which will be paid to the Financial Intermediary. Prior to the thirteenth month, this fee will be retained on behalf of the Fund. The Financial Intermediary will start receiving the annual 12b-1 distribution and service fee immediately if no commission is paid at purchase. Please contact your Financial Intermediary for more information.

The following section “Converting Shares” is added to the Shareholder Information section. Shareholders who qualify as stated below now also have the ability to convert shares.

Converting Shares

Generally
Investors currently owning Class A, Class C, or Class FI shares who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs or invested through no-load networks or platforms), may convert to Class I shares under certain limited circumstances. Investors currently owning Class C shares who qualify as above, may convert to Class A shares under certain limited circumstances. Please refer to the section of this Prospectus titled “Retirement Plans, Clients of Eligible Financial Intermediaries and Institutional Investors” or contact your financial intermediary for more information.

Please retain this supplement for future reference.